Unaudited Pro Forma Consolidated Financial Information (Detail) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2013 USD ($)	Dec. 31, 2013 CNY	Dec. 31, 2012 CNY
Business Combinations [Abstract]
Net revenue	$ 328,160	1,986,585	1,599,962
Net profit	$ (8,338)	(50,474)	44,697
Earnings (loss) per share basic	$ (0.02)	(0.14)	0.13